UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

        Date of Report (Date of Earliest Event Reported): August 2, 2004


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                        0-25056                59-3262958
----------------------------      ------------------------    ----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                          One Seaport Plaza, 19th Floor
                               New York, New York
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      10038
                                   ----------
                                   (Zip Code)

                                 (646) 346-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



                         The Exhibit Index is on Page 4

Item 5.           Other Events and Required FD Disclosure.

                  On August 2, 2004, Maxcor Financial Group Inc. ("Registrant") issued a press release announcing that its Board of Directors declared a cash dividend of $.0625 per share of common stock for Registrant's second quarter ended June 30, 2004. The dividend will be paid on September 14, 2004 to holders of record on August 27, 2004. The press release is furnished herewith and attached hereto as Exhibit 99.1.
                   ------------

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)               Exhibits.

99.1 Press Release, dated August 2, 2004, announcing Registrant's declaration of a quarterly cash dividend.

99.2 Press Release, dated August 2, 2004, announcing, among other things, Registrant's unaudited quarterly earnings results.

Item 9.           Regulation FD Disclosure.

                  See Item 5, above, and the first paragraph of Item 12, below. These cross-references shall not be deemed an admission that the referenced information has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

Item 12.          Results of Operations and Financial Condition.

                  On August 2, 2004, Registrant issued a press release announcing (i) Registrant's unaudited earnings results for its fiscal second quarter ended June 30, 2004, (ii) that its Board of Directors had authorized the repurchase of up to an additional 500,000 shares under its previously announced share repurchase program, and (iii) that it had obtained a $3.6 million judgment in its favor in its New York State Supreme Court lawsuit with respect to its when-issued trades in shares of NTL Inc. The press release is furnished herewith and attached hereto as Exhibit 99.2.

                  The information furnished in this Item 12 (or Item 9, above), including the press release furnished herewith, shall not be deemed incorporated by reference into any other filing of Registrant under either the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MAXCOR FINANCIAL GROUP INC.


                                        By: /s/ ROGER E. SCHWED
                                            ---------------------------------
                                            Name:   Roger E. Schwed
                                            Title:  Secretary




Date: August 3, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description                                               Page
-----------       -----------                                               ----

   99.1           Press Release, dated August 2, 2004, announcing             5
                  Registrant's declaration of a quarterly cash dividend.

   99.2           Press Release, dated August 2, 2004, announcing,            6
                  among other things, Registrant's unaudited quarterly earnings results.